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                            SUMMIT INVESTMENT TRUST
                            SUMMIT HIGH YIELD FUND
                       SUMMIT EMERGING MARKETS BOND FUND

                        Supplement Dated March 1, 2001
                                      To
  Prospectus and Statement of Additional Information Dated September 30, 2000

     This information amends and supplements the disclosure beginning on page 31 of the Prospectus dated September 30, 2000 and the disclosure in the Section "Investment Advisory Services" beginning on page 41 of the Statement of Additional Information dated September 30, 2000 for Summit Investment Trust (the "Trust"):

     The investment adviser of the Trust is First Summit Capital Management ("FSCM"), an Ohio general partnership that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"). FSCM was organized principally for the purpose of sponsoring and managing the Trust pursuant to a Joint Venture Agreement (the "Joint Venture Agreement") between Summit Investment Partners, LLC ("Summit"), formerly Carillon Advisors, Inc., an Ohio corporation, and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. FSCM currently provides services to the two series or portfolios of the Trust (each, a "Fund," and together, the "Funds") and has served as investment adviser to the Funds pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994, as amended and restated December 16, 1997 (the "Advisory Agreement"). Summit currently provides services to the Funds and has served as investment sub-adviser to the Funds pursuant to an Investment Sub-Advisory Agreement with FSCM dated September 18, 1996, as amended (the "Sub-Advisory Agreement").

     On December 15, 2000, Freeman assigned all of its right, title and interest in the Joint Venture Agreement to its wholly owned subsidiary, Freeman Securities Company, Inc. ("FSCI"). Subsequently, on December 29, 2000, Freeman sold FSCI to Native Nations Securities, a financial services company ("Native Nations"). This sale of FSCI may be deemed assignments of the Advisory Agreement and Sub-Advisory Agreement to Native Nations. Pursuant to the terms of the Advisory Agreement and the Sub-Advisory Agreement, as well as the requirements under the 1940 Act, each of such agreements automatically terminates in the event of an assignment; therefore, each of such agreements may be deemed to have been terminated on December 29, 2000.

     Subsequent to the termination of each of such agreements, FSCM and Summit have provided and will continue to provide services to the Funds on the same terms as those provided in the Advisory Agreement and Sub-Advisory Agreement, respectively. Subsequent to the termination of the Advisory Agreement, the Funds pay FSCM fees in the amount of the lesser of (i) the costs incurred by FSCM in performing its duties under the terms of the Advisory Agreement, or (ii) the amount that would have been due under such agreement absent the termination. Subsequent to the termination of the Sub-Advisory Agreement, FSCM pays Summit advisory fees in the amount of the lesser of (x) the costs incurred by Summit in performing its duties under the terms of the Sub-Advisory Agreement, or (y) the amount that would have been due under such agreement absent the termination. These arrangements for services for the Funds under the terms of the Advisory Agreement and Sub-Advisory Agreement and the fees paid therefor are only temporary; any replacement investment advisory and sub-advisory agreements must be approved for each of the Funds by the Trust's Board of Trustees and by a vote of the shareholders of the Fund at a duly constituted shareholder meeting.

     Investors should retain this supplement for future reference.